UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)  August 6, 2004
                                                --------------------------------


MORTGAGE ASSET SECURITIZATION TRANSACTIONS, INC. (as depositor under the Pooling and Servicing Agreement to be entered into relating to the MASTR Adjustable Rate Mortgages Trust 2004-8 Mortgage Pass-Through Certificates, Series 2004-8)
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             (Exact name of registrant as specified in its charter)


         Delaware                 333-106982                06-1204982
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     (State or other              (Commission              (IRS Employer
     jurisdiction of             File Number)           Identification No.)
      incorporation)


1285 Avenue of the Americas, New York, New York               10019
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    (Address of principal executive offices)                 (Zip Code)


Registrant's telephone number, including area code (212) 713-2000
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          (Former name or former address, if changed since last report)

ITEM 5.     Other Events
            ------------

            On August 5, 2003, a registration statement on Form S-3 (the "Registration Statement") for Mortgage Asset Securitization Transactions, Inc. (the "Company") was declared effective. Attached as exhibits are certain Collateral Term Sheets and Structural Term Sheets (as defined in the no-action letter issued by the staff of the Securities and Exchange Commission (the "Commission") on February 17, 1995, to the Public Securities Association (the "PSA"), furnished to the Company by UBS Securities LLC (the "Underwriter") in respect of the Company's proposed offering of certain classes of the MASTR Adjustable Rate Mortgages Trust 2004-8, Mortgage Pass-Through Certificates, Series 2004-8 (such classes, the "Offered Certificates").

            The Offered Certificates will be offered pursuant to a Prospectus and related Prospectus Supplement (together, the "Prospectus"), which will be filed with the Commission pursuant to Rule 424 under the Securities Act of 1933, as amended (the "Act"). The Offered Certificates will be registered pursuant to the Act under the Registration Statement. The Company hereby incorporates the attached Collateral Term Sheets and Structural Term Sheets by reference in the Registration Statement.

            Any statement or information contained in the attached Collateral Term Sheets and Structural Term Sheets shall be deemed to be modified or superseded for purposes of the Prospectus and the Registration Statement by statements or information contained in the Prospectus.

ITEM 7.     Financial Statements and Exhibits
            ---------------------------------

            (c) Exhibits

Item 601(a)
of Regulation S-K
Exhibit No.                                     Description
-----------                                     -----------

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      99.1                                       Collateral Term Sheets and
                                                 Structural Term Sheets prepared
                                                 by UBS Securities LLC in
                                                 connection with certain classes
                                                 of the MASTR Adjustable Rate
                                                 Mortgages Trust 2004-8 Mortgage
                                                 Pass-Through Certificates,
                                                 Series 2004-8
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      99.2                                       Structural Term Sheets prepared
                                                 by UBS Securities LLC in
                                                 connection with certain classes
                                                 of the MASTR Adjustable Rate
                                                 Mortgages Trust 2004-8 Mortgage
                                                 Pass-Through Certificates,
                                                 Series 2004-8
--------------------------------------------------------------------------------

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   MORTGAGE ASSET SECURITIZATION
                                   TRANSACTIONS, INC.


August 9, 2004

                                   By:    /s/ Glenn McIntyre
                                      ----------------------------------------
                                       Name:  Glenn McIntyre
                                       Title: Associate Director


                                   By:    /s/ Steve Warjanka
                                      ----------------------------------------
                                       Name:  Steve Warjanka
                                       Title: Director

                                INDEX TO EXHIBITS
                                -----------------


                                                                 Paper (P) or
Exhibit No.              Description                             Electronic (E)
-----------              -----------                             --------------

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99.1                     Collateral Term Sheets and                    E
                         Structural Term Sheets
                         prepared by UBS Securities
                         LLC in connection with
                         certain classes of the MASTR
                         Adjustable Rate Mortgages
                         Trust 2004-8 Mortgage
                         Pass-Through Certificates,
                         Series 2004-8
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99.2                     Structural Term Sheets prepared                E
                         by UBS Securities LLC in
                         connection with certain classes
                         of the MASTR Adjustable Rate
                         Mortgages Trust 2004-8 Mortgage
                         Pass-Through Certificates,
                         Series 2004-8
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